                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                VITALCOM INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 VITALCOM INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 21, 1998

TO THE STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of VitalCom Inc. (the "Company") to be held on Thursday, May 21, 1998 at 9:00 a.m., local time, at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780, for the following purposes:

     (1) To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

     (2) To approve an amendment to the Company's 1996 Employee Stock Purchase Plan (i) to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares from 150,000 shares to 300,000 shares, and (ii) to make other administrative changes.

     (3) To ratify the appointment of Deloitte & Touche LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998.

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 1, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

                                          Sincerely,

                            LOGO

                                          Frank T. Sample
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Tustin, California
April 21, 1998

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 VITALCOM INC.
                            ------------------------

                            PROXY STATEMENT FOR 1998
                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of VitalCom Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 21, 1998 at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780.

     These proxy solicitation materials and the Company's 1997 Annual Report on Form 10-K for the year ended December 31, 1997 were first mailed on or about April 24, 1998 to all stockholders entitled to vote at the meeting. The Company's principal executive offices are located at 15222 Del Amo Avenue, Tustin, California 92780, and the Company's telephone number at that location is
(714) 546-0147.

RECORD DATE AND PRINCIPAL STOCK OWNERSHIP

     Stockholders of record at the close of business on April 1, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, 8,170,333 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 40 stockholders.

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of the Record Date as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each Named Executive Officer (as defined below) of the Company and (iv) all directors and executive officers as a group. Except as otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address for each stockholder is care of VitalCom Inc., 15222 Del Amo Avenue, Tustin, California 92780.

                                                              SHARES BENEFICIALLY OWNED
                                                              --------------------------
                      NAME AND ADDRESS                           NUMBER        PERCENT
                      ----------------                        ------------    ----------
Warburg, Pincus Ventures, L.P.(1)...........................   3,915,181          47.9%
  466 Lexington Avenue, 10th Floor
  New York, NY 10017
ABS Capital Partners, L.P.(2)...............................   1,057,062          12.9
  One South Street
  Baltimore, MD 21202
Vertical Fund Associates, L.P.(3)...........................     539,582           6.6
  18 Bank Street
  Summit, NJ 07901
Frank T. Sample(4)..........................................      97,933           1.2
Patrick T. Hackett(5).......................................   3,915,181          47.9
Jack W. Lasersohn(6)........................................     755,782           9.3
Timothy T. Weglicki(7)......................................   1,057,062          12.9
Warren J. Cawley(8).........................................      95,037           1.1
John R. Graham(9)...........................................     164,331           2.0
Shelley B. Thunen(10).......................................      50,823             *
David R. Clare, Jr.(11).....................................      28,034             *
All executive officers and directors as a Group (9
  persons)(12)..............................................   6,164,453          75.4

---------------
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of April 1, 1998 are deemed outstanding for computing the percentage of the person holding such option but are not outstanding for purposes of computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

  *  Less than one percent of the outstanding Common Stock.

 (1) The sole general partner of Warburg, Pincus Ventures, L.P. ("Ventures") is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("EMW LLC"), manages Ventures. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP has a 15% interest in the profits of Ventures as the general partner, and also owns approximately 1.5% of the limited partnership interests in Ventures. Patrick T. Hackett, a director of the Company, is a Managing Director and a member of EMW LLC and a general partner of WP. As such, Mr. Hackett may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the shares beneficially owned by Ventures and WP. See Note 5 below.

 (2) The sole general partner of ABS Capital Partners, L.P. ("ABS Capital") is ABS Partners, L.P. ("ABS Partners"). Timothy T. Weglicki is a general partner of ABS Partners.

 (3) The sole general partner of Vertical Fund Associates, L.P. ("Vertical Fund") is The Vertical Group, Inc. ("Vertical"). Jack W. Lasersohn is a Managing Director of Vertical.

 (4) Includes 97,500 shares issuable upon exercise of vested options within 60 days of the Record Date.

 (5) All of the shares indicated as owned by Mr. Hackett are owned directly by Ventures and are included because of his affiliation with Ventures. Mr. Hackett disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act. See Note 1 above.

 (6) Of the shares indicated as owned by Mr. Lasersohn, 216,200 are owned directly by Vertical Life Sciences, L.P., of which Vertical is the sole general partner, and 539,582 are owned directly by Vertical Fund, and all of such shares are included because of Mr. Lasersohn's affiliation with those entities. As such, Mr. Lasersohn may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by Vertical Life Sciences, L.P., Vertical Fund and Vertical. Mr. Lasersohn disclaims "beneficial ownership" of these shares within the meaning of Rule l3d-3 under the Exchange Act.

 (7) All of the shares indicated as owned by Mr. Weglicki are owned directly by ABS Capital and are included because of his affiliation with that entity. As such, Mr. Weglicki may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by ABS Capital and ABS partners. Mr. Weglicki disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act.

 (8) Includes 22,323 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

 (9) Includes 24,393 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(10) Includes 33,369 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(11) Includes 25,000 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(12) Includes 202,585 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date and 3,915,181, 1,057,062, 539,582 and 216,200 shares owned directly by Ventures, ABS, Vertical Fund and Vertical Life Sciences, L.P., respectively. See notes 5, 6 and 7 above.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each holder of Common Stock is entitled to one vote for each share of stock held on all matters to be voted on by the stockholders. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled vote on the election of directors.

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than December 21, 1998 in order that they may be considered for inclusion in the notice and proxy statement relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

VOTE REQUIRED

     If a quorum is present, the four (4) nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and shares held by brokers that are present but not voted because the brokers are prohibited from exercising discretionary authority (broker non-votes) will be counted only for the purpose of determining if a quorum is present.

NOMINEES

     The names of the nominees and certain information about them as of the Record Date are set forth below:

    NAME OF NOMINEE      AGE             POSITION WITH THE COMPANY             DIRECTOR SINCE
    ---------------      ---             -------------------------             --------------
Frank T. Sample........  52    President, Chief Executive Officer and               1997
                               Chairman of the Board of Directors
Patrick T. Hackett.....  36    Director                                        1997
Jack W. Lasersohn......  45    Director                                        1995
Timothy T. Weglicki....  45    Director                                        1995

     FRANK T. SAMPLE has served as a director of the Company and also has served as its President and Chief Executive Officer since October 1997. In February 1998, Mr. Sample was appointed Chairman of the Board. From August 1997 to October 1997, Mr. Sample served as Executive Vice President at IDX Systems Corporation, a leading provider of information technology to the healthcare industry. From December 1990 to July 1997, when PHAMIS, Inc., a provider of patient-centered medical record information systems, was merged into IDX Systems Corporation, Mr. Sample served as President and Chief Executive Officer of PHAMIS, Inc. He is a director of IDX Systems Corporation and two privately held companies. Mr. Sample holds a B.B.A. in Business Administration from Cleveland State University.

     PATRICK T. HACKETT has served as a director of the Company since December 1997. Since 1995, Mr. Hackett has been a Managing Director of Warburg, Pincus & Co., Inc., a private investment firm. Mr. Hackett served as Vice President at Warburg, Pincus & Co., Inc., from 1991 to 1993 and as an associate from 1990 to 1991. He is currently a director of Transition Systems, Inc., Coventry Corporation and several privately held companies. Mr. Hackett holds a BA degree in Chemistry and a BSE in Economics from the University of Pennsylvania.

     JACK W. LASERSOHN has served as a director of the Company since June 1995. He has been a Managing Director of The Vertical Group, Inc., a private venture capital and investment management firm, since its formation in 1989 by former principals of F. Eberstadt & Co., Inc. From 1981 to 1989, he was a Vice President and later a Managing Director of the venture capital division of F. Eberstadt & Co., Inc. Mr. Lasersohn also serves as a director of Cardiothoracic Systems, Inc., UroQuest Medical Corporation and Massimo Corporation and of a number of privately held healthcare companies. He holds a B.S. and a M.A. in Physics from Tufts University, and a J.D. from Yale University.

     TIMOTHY T. WEGLICKI has served as a director of the Company since June 1995. Since December 1993, he has been principally employed as a general partner of ABS Partners, L.P., the general partner of ABS Capital Partners, L.P., a private equity fund. Prior to that date, he was principally employed as a Managing Director of Alex. Brown & Sons Incorporated where he established and headed its Capital Markets Group. Mr. Weglicki holds an M.B.A. from the Wharton Graduate School of Business and a B.A. from Johns Hopkins University. Mr. Weglicki is a director of a number of privately held healthcare companies.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of six (6) meetings during fiscal 1997. Jack W. Lasersohn and Timothy T. Weglicki attended all meetings, Elizabeth H. Weatherman attended all meetings scheduled prior to her resignation from the Board and Frank T. Sample and Patrick T. Hackett attended all meetings scheduled subsequent to their appointments to the Board. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has an Audit Committee and an Executive Compensation Committee which is responsible for administering the Company's Option Plans and reviewing and approving appropriate Company compensation recommendations and plans.

     The Audit Committee was established in June 1995 and is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee consisted of directors Elizabeth H. Weatherman, Timothy T. Weglicki and Jack W. Lasersohn until December 1997. Elizabeth H. Weatherman resigned from the Audit Committee in December 1997, and the vacancy created by her resignation was filled by Patrick T. Hackett. The Audit Committee met six (6) times in fiscal 1997.

     The Executive Compensation Committee and the Option Plan Committee were combined into one committee in 1997 (the "Compensation Committee"). The Compensation Committee is responsible for the administration of the Company's 1993 Stock Option Plan, the Company's 1996 Stock Option Plan, the Company's 1996 Director Option Plan and any future option plans of the Company, as well as determining which persons are to be granted options under such plans and the number of shares subject to such options. The Compensation Committee consisted of directors Elizabeth H. Weatherman and Timothy T. Weglicki until December 1997. Elizabeth H. Weatherman resigned from the Compensation Committee in December 1997, and the vacancy created by her resignation was filled by Patrick
T. Hackett. The Compensation Committee met seven (7) times in fiscal 1997.

COMPENSATION COMMITTEE INTERLOCKS

     The Compensation Committee was formed in December 1997 and the members of the Compensation Committee are Mr. Hackett and Mr. Weglicki. Neither of these individuals, and Elizabeth H. Weatherman, Mr. Hackett's predecessor on the Compensation Committee, was at any time during the fiscal year ended December 31, 1997, or at any other time, an officer or employee of the Company. No member of the Compensation Committee of the Company's Board serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                                   PROPOSAL 2

                                AMENDMENT TO THE
                       1996 EMPLOYEE STOCK PURCHASE PLAN

PROPOSED AMENDMENT

     The 1996 Employee Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in January 1996 and approved by the stockholders in February 1996. A total of 150,000 shares of Common Stock was initially reserved for issuance under the Purchase Plan. In February 1998, the Board of Directors approved amendments to the Purchase Plan (i) to increase the number of shares reserved for issuance thereunder by 150,000 shares from 150,000 shares to a total of 300,000 shares, and (ii) to make other administrative changes.

     The Company's stockholders are requested to approve the amendments to the Purchase Plan (i) to increase the number of shares reserved for issuance thereunder by 150,000 shares from 150,000 shares to a total of 300,000 shares, and (ii) to make other administrative changes.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote will be required to approve the amendment to the Purchase Plan. Abstentions and broker non-votes will have the same effect as votes against the proposal.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     A description of the principal features of the Purchase Plan, a copy of which may be obtained from the Company, is set forth below.

PURPOSE

     The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code (the "Code").

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors or a Committee of the Board (collectively, the "Administrator").

ELIGIBILITY

     Only employees employed by the Company or its subsidiaries on the first day of an offering period may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least twenty hours per week and at least five months per calendar year by the Company or any of its subsidiaries. No employee shall be granted an option under the Purchase Plan if:
(i) immediately after the grant of the option, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own five percent or more of the total combined voting power or value of the stock of the Company or any of its subsidiaries; or (ii) which permits such participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined with reference to the fair market value of the Common Stock at the time of grant) in a calendar year. Subject to these eligibility criteria, the Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions subject to certain limitations described below. See "Payment of Purchase Price; Payroll Deductions."

     At the Record Date, the Company employed approximately 141 people, approximately 131 of whom were eligible to participate in the Purchase Plan. Approximately 37 employees were participating in the Purchase Plan as of the Record Date.

OFFERING PERIOD

     The Purchase Plan is implemented by offering periods lasting six months with a new offering period commencing every six months. Normally, a participant's payroll deductions are accumulated throughout an offering period and, at the end of the offering period, shares of the Company's Common Stock are purchased with the accumulated payroll deductions. Offering periods commence on or about May 1 and November 1 of each year.

ENROLLMENT IN THE PLAN

     Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. Employees hired after the first day of an offering period (or who otherwise become eligible after such date) may begin participation in the next offering period. Under the Purchase Plan, once an employee elects to participate in the Purchase Plan, enrollment in each successive offering period occurs automatically unless the employee withdraws from participation in the Purchase Plan.

PURCHASE PRICE

     The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of each offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed 10% of the participant's compensation during any offering period. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

     All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

PURCHASE OF STOCK; EXERCISE OF OPTION

     By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him. An employee may purchase up to a number of shares of the Company's Common Stock determined by dividing such employee's payroll deductions accumulated prior to such exercise date and retained in the participant's account as of the exercise date by the applicable Purchase Price; provided that in no event shall an employee be permitted to purchase during any two offering periods more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the enrollment date. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. No fractional shares will be issued upon exercise of the option. Any amounts insufficient to purchase a full share remaining in a participant's account after exercise of the option will be credited to the participant and used in a future offering period. No interest will accrue on the payroll deductions of a participant in the Purchase Plan.

WITHDRAWAL

     A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan. Notwithstanding the above, in connection with any merger or acquisition of assets involving the Company, any offering period then in progress shall be shortened to a new exercise date and the Board shall notify each participant that his or her option shall be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.

EFFECT OF LIQUIDATION, DISSOLUTION, SALE OF ASSETS OR MERGER

     In the event of a liquidation or dissolution of the Company, an offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise proposed by the Board. In the event of a sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date. The Board shall notify each participant in writing at least ten (10) business days prior to the termination date on which date all options subject to the Purchase Plan will be exercised automatically.

NON-ASSIGNABILITY

     No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

REPORTS

     Individual accounting will be maintained for each participant in the Purchase Plan. Each participant receives as a report showing the details of the participant's account at least once every 12 months.

AMENDMENT AND TERMINATION

     The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Plan will terminate in the year 2006, unless terminated earlier by the Board in accordance with the Purchase Plan.

CERTAIN FEDERAL INCOME TAX INFORMATION

     The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the Enrollment Date and one year from the applicable Exercise Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN AND DOES NOT PURPORT TO BE COMPLETE. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE TAX CODE. IN ADDITION, THIS SUMMARY DOES NOT

DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

     Participation in the Purchase Plan. The Company is unable to predict the amount of benefits that will be received or allocated to any particular participant under the Purchase Plan. The following table sets forth the dollar amount and the number of shares purchased under the Purchase Plan during the last fiscal year by (i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group and
(iv) all employees other than executive officers as a group.

                                                                     PURCHASE PLAN
                                                              ---------------------------
                                                              NUMBER OF   DOLLAR VALUE OF
                     NAME AND POSITION                        SHARES(1)    BENEFIT(2)($)
------------------------------------------------------------  ---------   ---------------
Frank T. Sample.............................................       --              --
  President and Chief Executive Officer
Warren J. Cawley............................................    3,644         $ 3,092
  Vice President, Business Development
David R. Clare, Jr..........................................    2,632           2,533
  Vice President, Direct Sales
John R. Graham..............................................       --              --
  Vice President, OEM Sales
Shelley B. Thunen...........................................    1,765           2,026
  Vice President, Finance and Chief Financial Officer
Donald W. Judson(3).........................................    4,958           4,191
  Former President and Chief Executive Officer
David L. Schlotterbeck......................................       --              --
  Former President and Chief Executive Officer(4)
All current executive officers as a group (6 persons).......    8,041           7,651
All current non-executive directors as a group (3                  --              --
  persons)..................................................
All other employees (excluding current executive officers)     38,921          25,809
  as a group................................................

---------------
(1) Includes shares of Common Stock of the Company purchased under the Purchase Plan for a purchase price of $4.0375 per share, which represents the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of such offering period in the offering periods ended April 30, 1997 and October 31, 1997.

(2) The dollar value of the benefit represents the number of shares purchased multiplied by the difference between the fair market value of a share of Common Stock on the date of purchase and the purchase price of $4.0375 per share.

(3) Mr. Judson was reinstated as President and Chief Executive Officer in January 1997 and served as such until October 24, 1997.

(4) Mr. Schlotterbeck stepped down as the President and Chief Executive Officer on January 1, 1997.

                                 PROPOSAL THREE

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Deloitte & Touche LLP has audited the Company's financial statements annually since 1992. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                   MANAGEMENT

     In addition to Mr. Sample, the following persons were executive officers of the Company as of April 1, 1998:

        NAME OF OFFICER          AGE                 POSITION WITH THE COMPANY
        ---------------          ---   -----------------------------------------------------
Warren J. Cawley...............  56    Vice President, Business Development
David R. Clare, Jr.............  40    Vice President, Direct Sales
John R. Graham.................  51    Vice President, OEM Sales
Stanley H. Reese...............  48    Vice President, Research and Development
Shelley B. Thunen..............  45    Vice President, Finance and Chief Financial Officer

     WARREN J. CAWLEY has served as Vice President, Business Development of the Company since April 1997. From 1989 through April 1997, Mr. Cawley served as Vice President, Direct Sales for the Company. From 1985 through 1989, Mr. Cawley served as Vice President, OEM Sales for the Company. Prior to 1985, Mr. Cawley held sales and management positions at several medical device companies. Mr. Cawley holds an M.B.A. degree and a B.S. degree from the University of Southern California.

     DAVID R. CLARE, JR. joined the Company in March 1997 as Vice President, Direct Sales. From October 1995 to September 1996, Mr. Clare served as Vice President and General Manager, Radiology Division, for ADAC Laboratories, a medical device company. From December 1987 to October 1995 he held sales and sales management positions, most recently Vice President Sales, Southeast Region for HBO & Company, a healthcare information systems company. Mr. Clare holds a B.A. degree in Economics from Ursinus College, Collegeville, PA.

     JOHN R. GRAHAM has served as Vice President, OEM Sales of the Company since 1989. Prior to joining the Company in 1989, he acted as a consultant and held various positions at a number of healthcare organizations and technology-based companies, including serving as President and Chief Executive Officer of a medical device company. Mr. Graham holds an M.S. degree in Bioengineering from Columbia University and a B.S.E.E. degree from Northeastern University.

     STANLEY H. REESE joined the Company in July 1997 as Vice President, Research and Development. Prior to joining the Company, from 1989 to 1997, Mr. Reese directed all product development activities as Vice President, Engineering for Cubix Corp., a leading supplier of remote access fault tolerant systems. Mr. Reese holds a B.S. in Electrical Engineering from The Citadel, an M.S. in Electrical Engineering from The Georgia Institute of Technology and is a graduate of the Executive Management Program at the University of California at Irvine.

     SHELLEY B. THUNEN has served as Vice President, Finance and Chief Financial Officer of the Company since August 1992. Prior to joining the Company, Ms. Thunen served as the Vice President, Finance of Hybrid Designs, Inc., a manufacturer of hybrid microelectronic circuits, from August 1990 to August 1992 and concurrently from January 1992 through August 1992 served as General Manager of a related company. Prior to August 1990, Ms. Thunen was a financial consultant specializing in company turnarounds and served in various financial management capacities at several technology-based companies, including as Chief Financial Officer of a publicly traded computer company. Ms. Thunen holds an M.B.A. degree and a B.A. degree in Economics from the University of California at Irvine.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by (i) the Company's Chief Executive Officer, (ii) the Company's former Chief Executive Officer from January 2, 1997 through October 24, 1997, (iii) the Company's former Chief Executive Officer on January 1, 1997 and (iv) the four most highly compensated other executive officers of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the fiscal years ended December 31, 1995, 1996 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                       OTHER          COMPENSATION AWARDS
                                                                       ANNUAL      -------------------------
                                          ANNUAL COMPENSATION       COMPENSATION   SECURITIES    ALL OTHER
                                       --------------------------   ------------   UNDERLYING   COMPENSATION
 NAME AND PRINCIPAL POSITION    YEAR   SALARY($)(6)   BONUS($)(2)      (3)($)      OPTIONS(#)       $(9)
 ---------------------------    ----   ------------   -----------   ------------   ----------   ------------
Frank T. Sample...............  1997     $38,434(1)     $50,000            --       780,000        $   96
  President, Chief Executive      --          --             --            --            --            --
  Officer and Chairman            --          --             --            --            --            --
  of the Board
Warren J. Cawley..............  1997     153,500         25,000            --        30,000         1,800
  Vice President, Business      1996     143,082             --            --            --         1,305
  Development                   1995     126,990         79,671            --        13,617           421
David R. Clare, Jr............  1997     123,019         72,500        72,925(8)    100,000           204
  Vice President, Direct Sales  1996          --             --            --            --            --
                                1995          --             --            --            --            --
John R. Graham................  1997     138,692         35,000            --        40,000         1,162
  Vice President, OEM Sales     1996     128,308         10,305            --            --           745
                                1995     111,530         70,263            --        13,617           380
Shelley B. Thunen.............  1997     153,068         45,000            --        60,000           682
  Vice President, Finance and   1996     128,255         10,305            --        17,844           264
  Chief Financial Officer       1995     110,683         69,948            --        18,156           378
Donald W. Judson..............  1997     239,155         30,000            --       100,000         1,800
  Former President, Chief       1996     227,101             --            --            --         2,212
  Executive Officer and         1995     205,171        129,497            --        27,696           612
  Chairman of the Board (4)
David L. Schlotterbeck........  1997     110,250             --            --            --           672
  Former President, Chief       1996     222,179             --        81,933(8)         --           616
  Executive Officer and         1995      79,538(7)      74,055        18,955(8)    302,010            47
  Director(5)

---------------
(1) Based on an annual salary of $250,000 commencing on October 24, 1997.

(2) Represents amounts paid or accrued under the Company's Management Bonus Plan for which senior management is eligible. The amount of a particular employee's bonus varies depending on salary level, position with the Company and the operating results of the Company.

(3) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of prerequisites and other personal benefits has been omitted in those cases where the aggregate amount of such prerequisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year.

(4) Mr. Judson was reinstated as the President and Chief Executive Officer in January 1997 and served as such until October 24, 1997. All compensation paid to Mr. Judson during fiscal 1996 was paid to him in his capacity as Chairman of the Board.

(5) Mr. Schlotterbeck stepped down from his position as President and Chief Executive Officer in January 1997. $109,489 of Mr. Schlotterbeck's 1997 salary was attributable to continuance pay under Mr. Schlotterbeck's Employment Agreement with the Company.

(6) Other than Mr. Sample's 1997 salary and Mr. Schlotterbeck's 1995 and 1997 compensation, amounts include contributions paid by the Company under its 401(k) and Profit Sharing Plan.

(7) Based on an annual salary of $225,000 commencing on August 1, 1995.

(8) Includes amounts paid in connection with the reimbursement by the Company of certain relocation expenses.

(9) Represents premiums paid by the Company on a life insurance policy for the benefit of the Named Executive Officer.

                          OPTION GRANTS IN FISCAL 1997

     The following table sets forth information with respect to stock option grants to each of the Named Executive Officers during the year ended December 31, 1997.

                                                                   INDIVIDUAL GRANTS
                                          -------------------------------------------------------------------
                                            NUMBER OF
                                           SECURITIES       % OF TOTAL
                                           UNDERLYING      OPTIONS/SARS
                                          OPTIONS/SARS      GRANTED TO
                                             GRANTED       EMPLOYEES IN    EXERCISE OR BASE
                  NAME                       (#)(1)       FISCAL YEAR(%)     PRICE ($/SH)     EXPIRATION DATE
                  ----                    -------------   --------------   ----------------   ---------------
Frank T. Sample.........................      780,000(2)      59.8%             $4.500          10/24/2007
Warren J. Cawley........................       24,842          1.9%             $4.750          03/20/2007
                                                5,158          0.4%             $4.750          07/16/2007
David R. Clare, Jr......................      100,000          7.7%             $5.500          03/18/2007
John R. Graham..........................       33,122          2.5%             $4.750          03/20/2007
                                                6,878          0.5%             $4.750          07/16/2007
Shelley B. Thunen.......................       28,982(3)       2.2%             $4.750          03/20/2007
                                               25,000          1.9%             $4.750          07/16/2007
                                                6,018          0.5%             $3.875          10/08/2007
Donald W. Judson........................       82,805          6.3%             $4.750          03/20/2007
                                               17,195          1.3%             $4.750          07/16/2007
David L. Schlotterbeck..................        6,000          0.5%             $4.970          02/19/2007

---------------
(1) All of these stock option grants were pursuant to the Company's 1993 Stock Option Plan, as amended, and are subject to the terms of such plan. These options were granted at exercise prices equal to the fair market value of the Common Stock as determined by the Board of Directors of the Company on the date of grant. Unless otherwise indicated, options granted vest as to 25% of the shares subject to the option on the first anniversary of the date of grant and as to 6.25% of the shares subject to the option quarterly thereafter.

(2) The option grant to Mr. Sample is exercisable as follows: (a) 97,500 options are exercisable six months from Mr. Sample's acceptance of employment with the Company and (b) 48,750 options are exercisable on the last day of each calendar quarter thereafter, so that all such options shall be fully exercisable four (4) years from the grant date.

(3) The option grant to Ms. Thunen is exercisable as follows: (a) 750 options are exercisable on the date of grant; (b) 5,000 options are exercisable on June 30, 1997; (c) 5,000 options are exercisable on September 30, 1997; (d) 4,558 options are exercisable on March 20, 1998; and (e) 1,140 options are exercisable on the last day of each calendar quarter thereafter, so that all such options shall be fully exercisable four years (4) from the grant date.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1997
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to exercises of stock options during the year ended December 31, 1997 by each of the Named Executive Officers, the number of options held at year end and the aggregate value of the "in-the-money" options held at December 31, 1997.

                                                                      NUMBER OF
                                                                      SECURITIES       VALUE OF UNEXERCISED
                                                                  UNDERLYING OPTIONS       IN-THE-MONEY
                                       SHARES                      AT YEAR-END (#)     OPTIONS AT YEAR-END
                                    ACQUIRED ON       VALUE          EXERCISABLE/          EXERCISABLE/
               NAME                 EXERCISE (#)   REALIZED ($)     UNEXERCISABLE      UNEXERCISABLE(1)($)
               ----                 ------------   ------------   ------------------   --------------------
Frank T. Sample...................        --              --       97,500/682,500       $24,375/$170,625
Warren J. Cawley..................        --              --       15,261/35,856         $26,482/$2,603
David R. Clare, Jr................        --              --       25,000/75,000              $0/$0
John R. Graham....................        --              --       15,261/45,856         $26,482/$2,603
Shelley B. Thunen.................     2,750         $12,014       31,560/69,440         $19,220/$5,265
Donald W. Judson..................        --              --       21,188/111,008        $27,025/$8,350
David L. Schlotterbeck............        --              --         132,110/0                $0/$0

---------------
(1) The closing price of the Company's Common Stock on December 31, 1997 was $4.750 per share.

COMPENSATION OF DIRECTORS

     In January 1997 the Company entered into an agreement with David Schlotterbeck pursuant to which the Company agreed to pay Mr. Schlotterbeck for consulting services provided to the Company. During 1997, the Company paid Mr. Schlotterbeck an aggregate of $35,725 under this agreement. In February 1997 the Company entered into an agreement with David Schlotterbeck pursuant to which the Company agreed to pay Mr. Schlotterbeck $1,000 plus reasonable expenses for each meeting of the Board of Directors (excluding the telephonic board meetings) attended by Mr. Schlotterbeck. During 1997, the Company paid Mr. Schlotterbeck an aggregate of $1,610 under this agreement.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with several of its executive officers, including all but one of the Named Executive Officers. All of the Company's employment agreements with its executive officers are substantially similar, varying principally in title, compensation level and certain health, pension and other benefits. The employment agreements for all but Frank T. Sample, the Company's President and CEO, provide for three-year employment terms (in each case expiring in mid-1998), subject to early termination in the event of the death or disability of the executive or as otherwise provided therein. The Company may terminate the executive's employment with or without "Just Cause" (as defined therein), but in the event such termination is without "Just Cause" the executive will be entitled to receive severance pay at the executive's then current salary for a period of twelve months following such termination.

     In October 1997, the Company entered into an employment agreement with Mr. Sample in connection with his appointment as President and Chief Executive Officer. The agreement provides for a three-year employment term, subject to early termination in the event of the death or disability of Mr. Sample as otherwise provided therein. The Company may terminate Mr. Sample's employment with or without "Just Cause" (as defined therein), but in the event such termination is without "Just Cause" Mr. Sample will be entitled to receive severance pay at his then current salary for a period of twelve months following such termination.

     In January 1997, in connection with Mr. Schlotterbeck's stepping down as the Company's President and Chief Executive Officer, the Company entered into a consulting agreement with Mr. Schlotterbeck pursuant to which Mr. Schlotterbeck received compensation of $850.00 per day for services rendered. The consulting agreement was terminated in June 1997.

     In March 1997, the employment of Mr. Waite the then Vice President, Operations was terminated and as such he was entitled to and received salary continuance for twelve months following termination. In 1997, Ms. Claudia Russell terminated her employment with the Company and in June 1997, Mr. Stoop, the former Vice President, Research and Development terminated his employment with the Company. In October 1997, Mr. Judson stepped down as President and Chief Executive Officer and in February 1998 relinquished his positions on the Company's Board of Directors and as Chairman of the Board. All three of these former officers, Ms. Russell, Mr. Stoop and Mr. Judson voluntarily terminated their employment with the Company and as such were not entitled to severance pay under employment agreements.

CERTAIN TRANSACTIONS

     On June 1, 1995, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Warburg, Pincus Ventures, L.P. ("WP Ventures"), ABS Capital Partners, L.P. ("ABS") and certain other investors (together with WP Ventures and ABS, the "Investors") and BT Capital Partners, Inc. ("BT Capital"). Pursuant to the Securities Purchase Agreement, (i) the Investors purchased from BT Capital and certain other stockholders of the Company (A) all of the issued and outstanding shares of Series A Preferred Stock of the Company held by BT Capital for a purchase price of $1.00 per share, (B) all of the issued and outstanding shares of Series B Preferred Stock of the Company held by various stockholders for a purchase price of $1.00 per share,
(C) 1,271,864 shares of Series B Common Stock of the Company from BT Capital, representing approximately 51% of the outstanding shares of Series B Common Stock, for a purchase price of $4.79 per share, and (D) 1,871, 232.89 shares of Series A Common Stock of the Company from BT Capital and other stockholders representing approximately 73.24% of the outstanding shares of Series A Common Stock, for a purchase price of $4.7865 per share; (ii) the Company purchased 1,233,136 shares of Series B Common Stock of the Company held by BT Capital, representing the balance of the issued and outstanding shares of Series B Common Stock, for a purchase price of $123,314; and (iii) immediately following such purchases and sales, the Company effected a 1.612 for 1 stock split on the Common Stock of the Company in the form of a stock dividend. In connection with each of the foregoing primary transactions, the Company amended its Certificate of Incorporation to, among other things, increase the authorized number of shares of Common Stock to 6,200,000 shares and the Preferred Stock to 14,377,568 shares and to effect a reclassification of the Common Stock, eliminating any distinction between the Series A Common Stock and the Series B Common Stock. Furthermore, pursuant to the Securities Purchase Agreement, (i) the Company authorized, designated and created the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock; (ii) immediately following the stock split, the Investors exchanged all of the shares of the Common Stock and the Series A and Series B Preferred Stock purchased by them for an aggregate of 1,985,919 and 1,996,649 shares of Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively; and (iii) immediately following the stock split, the Investors purchased an additional 114,054 shares of Series C Convertible Preferred Stock, 279,301 shares of Series D Convertible Preferred Stock and 43,707 shares of Common Stock for an aggregate purchase price of $2,499,995. All outstanding Preferred Stock converted to Common Stock in connection with the Company's initial public offering in February 1996.

     In connection with the Securities Purchase Agreement, the Company, the Investors and the other stockholders of the Company entered into a Stockholders Agreement (the "Stockholders Agreement") providing for, among other things, certain restrictions on the transfer of shares of Common Stock or Preferred Stock, rights of first refusal, and certain rights with respect to the repurchase of such shares by the Company in the event of the death or total disability of the holder thereof. Pursuant to the Stockholders' Agreement, the Investors and the other stockholders agree to vote their respective shares in a certain manner in connection with the election of directors, including the directors elected solely by the holders of the Series C Convertible Preferred Stock. The Stockholders Agreement terminated automatically upon the effective date of the Company's initial public offering in February 1996.

     In September 1995, in connection with the hiring of Mr. Schlotterbeck as its President and Chief Executive Officer, the Company sold to Mr. Schlotterbeck 34,965 shares of Common Stock and 43,706 shares of Series C Convertible Preferred Stock at a purchase price of $5.72 per share.

     In October 1996, in connection with the relocation of Mr. Schlotterbeck, the Company's then current President and Chief Executive Officer, the Company loaned to Mr. Schlotterbeck $100,000.00 together with interest thereon at a rate of 5.94% per annum. The loan was secured by a deed of trust on Mr. Schlotterbeck's house in Northern California. Mr. Schlotterbeck repaid the loan on November 26, 1996.

     In April 1997, in connection with the relocation of David R. Clare, Jr., the Company's Vice President, Direct Sales, the Company loaned Mr. Clare $175,000.00 together with interest thereon at a rate of 8.50% per annum. The loan was secured by deed of trusts on Mr. Clare's residences in California and Texas. Mr. Clare repaid the loan on November 21, 1997.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1997, all reporting persons complied with filing requirements applicable to them, except that Vertical Life Sciences/Vertical Fund Associates did not timely file a Form 4 with respect to its purchase of stock in January 1997.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the stock they represent as the Board of Directors may recommend.

Dated: April 21, 1998                     THE BOARD OF DIRECTORS

                                EDGAR APPENDIX A


                       1996 EMPLOYEE STOCK PURCHASE PLAN

                                  VITALCOM INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN


        The following constitute the provisions of the 1996 Employee Stock Purchase Plan of VitalCom Inc.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

               (a) "Board" shall mean the Board of Directors of the company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" shall mean the Common Stock of the Company.

               (d) "Company" shall mean VitalCom Inc. and any Designated Subsidiary of the Company.

               (e) "Compensation" shall mean all base straight time gross earnings and sales commissions, including payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

               (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

               (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

               (h) "Enrollment Date" shall mean the first day of each Offering Period.

               (i) "Exercise Date" shall mean the last day of each Offering Period.

               (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                      (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

                      (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                      (4) For the purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the price to public as set forth in the final prospectus included within the Registration Statement on Form SB-2 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock.

               (k) "Offering Period" shall mean a period of approximately six
(6) months, commencing on the first Trading Day on or after November 1 terminating on the last Trading Day in the period ending the following April 30, or commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following October 31, during which an option granted pursuant to the Plan may be exercised; provided, however, that the first Offering Period shall be the period of approximately nine (9) months, commencing with the first Trading Day on or after the date on which the Company's Registration Statement on Form SB-2 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and terminating on the last Trading Day in the period ending October 31, 1996. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

               (l) "Plan" shall mean this Employee Stock Purchase Plan.

               (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

               (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

               (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

        3. Eligibility.

               (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

               (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after November 1 and May 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof; provided, however, that the first Offering Period shall be the period of approximately nine (9) months, commencing with the first Trading Day on or after the date on which the Company's registration statement on Form SB-2 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and terminating on the last Trading Day in the Period ending October 31, 1996. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5. Participation.

               (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

               (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6. Payroll Deductions.

               (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

               (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

               (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant' s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

               (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

        8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

        10. Withdrawal; Termination of Employment.

               (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

               (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an

Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

               (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        12. Stock.

               (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be three hundred thousand (300,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

               (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

        14. Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

               (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        19. Amendment or Termination.

               (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

               (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22. Term of Plan. The Plan shall become effective upon the approval by the Board of Directors and the first sale of the Company's Common Stock to the general public pursuant to a registration statement declared effective by the Securities and Exchange Commission. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                    EXHIBIT A


                                  VITALCOM INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                           Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.      ____________________________________ hereby elects to participate in the
        1996 VitalCom Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company' s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of __% of my Compensation on each payday (1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
        ________________________________________________________________________

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print)
                     -----------------------------------------------------------
                               (First)              (Middle)           (Last)



-------------------------           --------------------------------------------
Relationship
                                    --------------------------------------------
                                    (Address)
Employee's Social
Security Number:
                                    --------------------------------------------

Employee's Address:
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
      ---------------------   --------------------------------------------------
                              Signature of Employee



                              --------------------------------------------------
                              Spouse's Signature (If beneficiary
                              other than spouse)

                                    EXHIBIT B


                                  VITALCOM INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


        The undersigned participant in the Offering Period of the VitalCom Inc. 1996 Employee Stock Purchase Plan which began on ___________________________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                    Name and Address of Participant:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------



                                    Signature:

                                    --------------------------------------------


                                    Date:
                                         ---------------------------------------

                                EDGAR APPENDIX B

                                 FORM OF PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  VITALCOM INC.
                       1998 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 1998

        The undersigned stockholder of VitalCom Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 21, 1998, and hereby appoints Frank T. Sample and Shelley B. Thunen, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of VitalCom Inc. to be held on Thursday, May 21, 1998 at 9:00 a.m. local time, at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


(1      ELECTION OF DIRECTORS:

            [ ] FOR all nominees listed below             [ ] WITHHOLD
               (except as indicated)

            IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST
            BELOW:

            Patrick T. Hackett   Jack W. Lasersohn

            Frank T. Sample      Timothy T. Weglicki

(2 PROPOSAL TO APPROVE AND RATIFY AMENDMENTS TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN (1) TO INCREASE THE SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 150,000 TO 300,000, AND (2) TO MAKE OTHER ADMINISTRATIVE
        CHANGES:

            [ ]   FOR           [ ]   AGAINST           [ ]  ABSTAIN

(3 PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 1998:

            [ ]   FOR           [ ]   AGAINST           [ ]  ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENTS TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                              Dated: ____________________ , 1998

                                              ----------------------------------
                                                         Signature

                                              ----------------------------------
                                                         Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)